UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2016

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

The information under the headings “Contribution Agreement,” “OP Unit Purchase Agreement” and “Tax Protection Agreement” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02.    Termination of a Material Definitive Agreement.

The information under the heading “Contribution Agreement” in Item 2.01 of this Current Report on Form 8-K regarding the assumption by Pillarstone Capital REIT Operating Partnership LP (“Pillarstone OP”) of the Industrial-Office Loan Documents (as defined below) is incorporated herein by reference. The Industrial-Office Loan Documents provide for a mortgage loan in the principal amount of $37.0 million with a fixed interest rate of 3.76% per annum. Payments commenced on January 1, 2014 and are due on the first day of each calendar month thereafter through December 1, 2020. Monthly payments consist of principal and interest based on a 25-year amortization schedule. The Company used the proceeds from the Industrial-Office Promissory Note (as defined below) to repay its $26.9 million floating rate loan that matured on December 1, 2013 and to pay off approximately $10.1 million in fixed rate indebtedness maturing in 2014.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On December 8, 2016, Whitestone REIT Operating Partnership, L.P. (the “Operating Partnership”), a subsidiary and the operating partnership of Whitestone REIT (the “Company”), entered into a Contribution Agreement (the “Contribution Agreement”) with Pillarstone OP and Pillarstone Capital REIT (“Pillarstone REIT”) pursuant to which the Operating Partnership contributed all of the equity interests in four of its wholly-owned subsidiaries: Whitestone CP Woodland Ph. 2, LLC, a Delaware limited liability company (“CP Woodland”); Whitestone Industrial-Office, LLC, a Texas limited liability company (“Industrial-Office”); Whitestone Offices, LLC, a Texas limited liability company (“Whitestone Offices”); and Whitestone Uptown Tower, LLC, a Delaware limited liability company (“Uptown Tower”, and together with CP Woodland, Industrial-Office and Whitestone Offices, the “Entities”) that own fourteen (14) non-core properties (the “Non-Core Properties” and, together with the Entities, the “Property”) to Pillarstone OP for aggregate consideration of approximately $84.0 million, consisting of (1) approximately $18.1 million Class A units representing limited partnership interests in Pillarstone OP (“Pillarstone OP Units”), issued at a price of $1.331 per Pillarstone OP Unit; and (2) the assumption of approximately $65.9 million of liabilities, consisting of (a) approximately $15.4 million of the Operating Partnership’s liability under that certain Amended and Restated Credit Agreement, dated as of November 7, 2014, as amended, among the Bank of Montreal, as Administrative Agent (the “Agent”), the lenders party thereto, BMO Capital Markets, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and U.S. Bank, National Association, the Operating Partnership, as borrower, and the Company and certain subsidiaries of the Operating Partnership, as guarantors (as amended, the “Credit Agreement”); (b) an approximately $16.45 million promissory note of Uptown Tower issued under the Loan Agreement, dated as of September 26, 2013, between Uptown Tower, as borrower, and U.S. Bank National Association, as successor to Morgan Stanley Mortgage Capital Holdings LLC, as lender, and (c) an approximately $37.0 million promissory note (the “Industrial-Office Promissory Note”) of Industrial-Office issued under the Loan Agreement, dated as of November 26, 2013 (the “Industrial-Office Loan Agreement”), between Industrial-Office, as borrower, and Jackson National Life Insurance Company, as lender (collectively, the “Disposition”). Following the Disposition, it is expected that the Company will consolidate Pillarstone OP on its financial statements due to its significant equity ownership of approximately 84% of the outstanding equity in Pillarstone OP immediately following the Disposition.

Pursuant to the Contribution Agreement, Pillarstone REIT has agreed to file with the Securities and Exchange Commission on or prior to June 8, 2018, a shelf registration statement to register for sale under the Securities Act of 1933, as amended (the “Securities Act”), the issuance of the common shares of beneficial interest in Pillarstone REIT (“Pillarstone Common Shares”) that may be issued upon redemption of Pillarstone OP Units issued pursuant to each of the Contribution Agreement and the OP Unit Purchase Agreement (as defined below) and the offer and resale of such Pillarstone Common Shares by the holders thereof. The Contribution Agreement contains customary closing conditions and the parties have made certain customary representations, warranties and indemnifications to each other in the Contribution Agreement. In addition, pursuant to the Contribution Agreement, in the event of a Change of Control (as defined therein) of the Company, Pillarstone OP shall have the right, but not the obligation, to repurchase the Pillarstone OP Units issued thereunder from the Operating Partnership at their initial issue price of $1.331 per Pillarstone OP Unit.

OP Unit Purchase Agreement

In connection with the Disposition, on December 8, 2016, the Operating Partnership entered into an OP Unit Purchase Agreement (the “OP Unit Purchase Agreement”) with Pillarstone REIT and Pillarstone OP pursuant to which the Operating Partnership agrees to purchase up to an aggregate of $3.0 million of Pillarstone OP Units at a price of $1.331 per Pillarstone OP Unit over the two-year term of the OP Unit Purchase Agreement on the terms set forth therein. The OP Unit Purchase Agreement contains customary closing conditions and the parties have made certain customary representations, warranties and indemnifications to each other in the OP Unit Purchase Agreement. In addition, pursuant to the OP Unit Purchase Agreement, in the event of a Change of Control (as defined therein) of the Company, Pillarstone OP shall have the right, but not the obligation, to repurchase the Pillarstone OP Units issued thereunder from the Operating Partnership at their initial issue price of $1.331 per Pillarstone OP Unit.

Tax Protection Agreement

In connection with the Disposition, on December 8, 2016, the Operating Partnership entered into a Tax Protection Agreement (the “Tax Protection Agreement”) with Pillarstone REIT and Pillarstone OP pursuant to which Pillarstone OP agreed to indemnify the Operating Partnership for certain tax liabilities resulting from its recognition of income or gain prior to December 8, 2021 if such liabilities result from a transaction involving a direct or indirect taxable disposition of all or a portion of the Property or if Pillarstone OP fails to maintain and allocate to the Operating Partnership for taxation purposes minimum levels of liabilities as specified in the Tax Protection Agreement, the result of which causes such recognition of income or gain and the Company incurs taxes that must be paid to maintain its REIT status for federal tax purposes.

Second Amendment to Credit Agreement

In connection with the Disposition, on December 8, 2016, the Operating Partnership entered into the Second Amendment to Amended and Restated Credit Agreement, Joinder and Reaffirmation of Guaranties (the “Second Amendment”) with Pillarstone OP, the Company and the other Guarantors party thereto, the lenders party thereto and the Agent. Pursuant to the Second Amendment, following the Disposition, Whitestone Offices and CP Woodland were permitted to remain Material Subsidiaries (as defined in the Credit Agreement) and Guarantors under the Credit Agreement and their respective Non-Core Properties were each permitted to remain an Eligible Property (as defined in the Credit Agreement) and be included in the Borrowing Base (as defined in the Credit Agreement) under the Credit Agreement. In addition, on December 8, 2016, Pillarstone OP entered into the Limited Guarantee (the “Limited Guarantee”) with the Agent, pursuant to which the Pillarstone OP agreed to be joined as a party to the Credit Agreement to provide a limited guarantee up to the amount of availability generated by the Non-Core Properites owned by Whitestone Offices and CP Woodland.

Amended and Restated Agreement of Limited Partnership

In connection with the Disposition, on December 8, 2016, the Operating Partnership, as a limited partner of Pillarstone OP, entered into the Amended and Restated Agreement of Limited Partnership of Pillarstone OP (as amended and restated, the “Amended and Restated Agreement of Limited Partnership”). Pursuant to the Amended and Restated Agreement of Limited Partnership, subject to certain protective rights of the limited partners described below, the general partner, has full, exclusive and complete responsibility and discretion in the management and control of Pillarstone OP, including the ability to cause Pillarstone OP to enter into certain major transactions including a merger of Pillarstone OP or a sale of substantially all of the assets of Pillarstone OP. The limited partners have no power to remove the general partner without the general partner's consent. In addition, pursuant to the Amended and Restated Agreement of Limited Partnership, the general partner may not conduct any business without the consent of a majority of the limited partners other than in connection with certain actions described therein.

The Amended and Restated Agreement of Limited Partnership designates two classes of units of limited partnership interest in Pillarstone OP: the Pillarstone OP Units and LTIP units. In general, LTIP units are similar to the Pillarstone OP Units and will receive the same quarterly per-unit profit distributions as the Pillarstone OP Units. The rights, privileges, and obligations related to each series of LTIP units will be established at the time the LTIP units are issued. As profits interests, LTIP units initially will not have full parity, on a per-unit basis, with Pillarstone OP Units with respect to liquidating distributions. Upon the occurrence of specified events, LTIP units can over time achieve full parity with the Pillarstone OP Units and therefore accrete to an economic value for the holder equivalent to Pillarstone OP Units. If such parity is achieved, vested LTIP units may be converted on a one-for-one basis into Pillarstone OP Units, which in turn are redeemable by the holder for cash or, at Pillarstone’s election, exchangeable for Pillarstone Common Shares on a one-for-one basis.

Management Agreements

In connection with the Disposition, (1) with respect to each Non-Core Property (other than Uptown Tower), Whitestone TRS, Inc., a subsidiary of the Company (“Whitestone TRS”), entered into a Management Agreement with the Entity that owns such Non-Core Property and (2) with respect to Uptown Tower, Whitestone TRS entered into a Management Agreement with Pillarstone OP (collectively, the “Management Agreements”). Pursuant to the Management Agreements with respect to each Non-Core Property (other than Uptown Tower), Whitestone TRS agreed to provide certain property management, leasing and day-to-day advisory and administrative services to such Non-Core Property in exchange for (x) a monthly property management fee equal to 5.0% of the monthly revenues of such Non-Core Property and (y) a monthly asset management fee equal to 0.125% of GAV (as defined in each Management Agreement as, generally, the purchase price of the respective Non-Core Property based upon the purchase price allocations determined pursuant to the Contribution Agreement) of such Non-Core Property. Pursuant to the Management Agreement with respect to Uptown Tower, Whitestone TRS agreed to provide certain property management, leasing and day-to-day advisory and administrative services to Pillarstone OP in exchange for (x) a monthly property management fee equal to 3.0% of the monthly revenues of Uptown Tower and (y) a monthly asset management fee equal to 0.125% of GAV of Uptown Tower.

Disposition

Mr. James C. Mastandrea, the Chairman and Chief Executive Officer of the Company, also serves as the Chairman and Chief Executive Officer of Pillarstone and beneficially owns approximately 77.9% of the outstanding equity in Pillarstone (when calculated in accordance with Rule 13d-3(d)(1) under the Exchange Act of 1934, as amended (the “Exchange Act”)). Mr. John J. Dee, the Chief Operating Officer and Corporate Secretary of the Company, also serves as the Senior Vice President and Chief Financial Officer of Pillarstone and beneficially owns approximately 26.3% of the outstanding equity in Pillarstone (when calculated in accordance with Rule 13d-3(d)(1) under the Exchange Act). In addition, Mr. Daryl J. Carter and Mr. Paul T. Lambert, Trustees of the Company, also serve as Trustees of Pillarstone REIT. The Disposition is pursuant to the Company’s strategy of recycling capital by disposing of non-core properties that do not fit the Company’s Community Centered Property™ strategy and the terms of the Contribution Agreement, the OP Unit Purchase Agreement, the Tax Protection Agreement and the Disposition were determined through arm’s-length negotiations. The Disposition was unanimously approved and recommended by a special committee of independent Trustees of the Company.

The following table provides the names and locations of the Property:

Entity	Non-Core Property	Location
Whitestone CP Woodland Ph. 2, LLC, a Delaware limited liability company	Corporate Park - Woodland II	24722 I-45 N, Spring, TX 77386
Whitestone Industrial-Office, LLC, a Texas limited liability company	Corporate Park - West	1718 Fry Road, Houston, TX 77084
	Corporate Park - Woodland	210-240 Spring Hills Drive, Spring, TX 77386
	Dairy Ashford	12654-12674 Goar Road, Houston, TX 77077
	Holly Hall	8303-8315 Knight Road, Houston, TX 77054
	I-10	1105-1111 Upland Drive, Houston, TX 77043
	Main Park	3610-3620 Willowbend Blvd & 11205 S. Main Street, Houston, TX 77054
	Plaza Park	7509-7563 South Freeway, Houston, TX 77021
	Westbelt	1450 W Sam Houston Pkwy N & 10694-10696 Haddington N, Houston, TX 77043
	Westgate	19407 Park Row & 1507 Ricefield Drive, Houston, TX 77084
Whitestone Offices, LLC, a Texas limited liability company	9101 LBJ	9101 LBJ Freeway, Dallas, TX 75243
	Corporate Park - Northwest	7010-35 W. Tidwell Road & 5715 NW Central Drive, Houston, TX 77092
	Holly Knight	2112-2132 Holly Hall Street, Houston, TX 77054
Whitestone Uptown Tower, LLC, a Delaware limited liability company	Uptown Tower	4144 N. Central Expressway, Dallas, TX 75204

The foregoing descriptions of the Contribution Agreement, the OP Unit Purchase Agreement, the Tax Protection Agreement, the Second Amendment, the Limited Guarantee, the Amended and Restated Agreement of Limited Partnership and the Management Agreements are not complete and are subject to and qualified in their entirety by reference to the Contribution Agreement, the OP Unit Purchase Agreement, the Tax Protection Agreement, the Second Amendment, the Limited Guarantee, the Amended and Restated Agreement of Limited Partnership and the Management Agreements, respectively, which are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On December 8, 2016, the Company issued a press release with regard to the Disposition. A copy of the press release is furnished as Exhibit 99.1 hereto and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed or to be filed by the Company under the Securities Act.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such information is subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology, such as “may,” “will,” “plan,” “expect,” “intend,” “anticipate,” “believe,” “continue” or similar words or phrases that are predictions of future events or trends and which do not relate solely to historical matters , and include, without limitation, the Company’s beliefs and intentions regarding the consummation of the Disposition and the use of proceeds therefrom and other factors detailed in the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company files with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company cannot guarantee the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and the Company does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Exhibits

(b)    Pro Forma Financial Information.

Certain required pro forma financial information related to the Disposition is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description
10.1	Contribution Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, L.P., Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.2	OP Unit Purchase Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, L.P., Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.3	Tax Protection Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, L.P., Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.4
Second Amendment to Amended and Restated Credit Agreement, Joinder and Reaffirmation of Guaranties, dated December 8, 2016, among Whitestone REIT Operating Partnership, L.P., Whitestone REIT, Pillarstone Capital REIT Operating Partnership LP, et al., as guarantors, the lenders party thereto, and Bank of Montreal, as Administrative Agent.

10.5	Limited Guarantee, dated December 8, 2016, between Pillarstone Capital REIT Operating Partnership LP and and Bank of Montreal, as Administrative Agent.

10.6	Amended and Restated Limited Partnership Agreement of Pillarstone Capital REIT Operating Partnership LP, dated December 8, 2016.

10.7	Form of Management Agreement, dated December 8, 2016.

99.1	Press Release of Whitestone REIT, dated December 8, 2016.

99.2
Unaudited Pro Forma Consolidated Balance Sheets of Whitestone REIT and Subsidiaries as of September 30, 2016 and Unaudited Pro Forma Consolidated Statements of Operations of Whitestone REIT and Subsidiaries for the Nine Months ended September 30, 2016 and the Year ended December 31, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	December 9, 2016	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Contribution Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, L.P., Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.2	OP Unit Purchase Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, L.P., Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.3	Tax Protection Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, L.P., Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.4
Second Amendment to Amended and Restated Credit Agreement, Joinder and Reaffirmation of Guaranties, dated December 8, 2016, among Whitestone REIT Operating Partnership, L.P., Whitestone REIT, Pillarstone Capital REIT Operating Partnership LP, et al., as guarantors, the lenders party thereto, and Bank of Montreal, as Administrative Agent.

10.5	Limited Guarantee, dated December 8, 2016, between Pillarstone Capital REIT Operating Partnership LP and and Bank of Montreal, as Administrative Agent.

10.6	Amended and Restated Limited Partnership Agreement of Pillarstone Capital REIT Operating Partnership LP, dated December 8, 2016.

10.7	Form of Management Agreement, dated December 8, 2016.

99.1	Press Release of Whitestone REIT, dated December 8, 2016.

99.2
Unaudited Pro Forma Consolidated Balance Sheets of Whitestone REIT and Subsidiaries as of September 30, 2016 and Unaudited Pro Forma Consolidated Statements of Operations of Whitestone REIT and Subsidiaries for the Nine Months ended September 30, 2016 and the Year ended December 31, 2015.